Exhibit 21.1

Subsidiaries of Registrant

Chimera RMBS Whole Pool LLC (formerly known as Chimera Asset Holding LLC), a Delaware limited liability company Chimera RMBS LLC (formerly known as Chimera Holding LLC), a Delaware limited liability company Chimera CMBS Whole Pool LLC (formerly known as Chimera Whole Pool Securities LLC), a Delaware limited liability company Chimera Insurance Company, LLC, a Missouri limited liability company
CIM Trading Company LLC, a Delaware limited liability company
Chimera Funding TRS LLC, a Delaware limited liability company
Chimera RR Holding LLC, a Delaware limited liability company
Chimera 2010-11 LLC, a Delaware limited liability company
Chimera 2012-1 LLC, a Delaware limited liability company
Chimera 2015-1 LLC, a Delaware limited liability company
Chimera 2015-2 LLC, a Delaware limited liability company
Chimera 2015-3 LLC, a Delaware limited liability company
Chimera 2015-4 LLC, a Delaware limited liability company
Chimera 2016-1 LLC, a Delaware limited liability company
Chimera 2016-2 LLC, a Delaware limited liability company
Chimera 2016-4 LLC, a Delaware limited liability company
Chimera 2017-1 LLC, a Delaware limited liability company
Chimera 2017-B LLC, a Delaware limited liability company
Chimera 2017-C LLC, a Delaware limited liability company
Chimera 2017-D LLC, a Delaware limited liability company
Chimera 2018-A LLC, a Delaware limited liability company
Chimera 2018-B LLC, a Delaware limited liability company
Chimera Mortgage Securities LLC (formerly known as Chimera Mortgage Trust LLC), a Delaware limited liability company
Chimera GT Holdings 2016-4 LLC, a Delaware limited liability company
Chimera Residential Mortgage Inc., a Delaware corporation
Chimera RMBS Securities LLC, a Delaware limited liability company
Chimera Securities Holdings LLC, a Delaware limited liability company
Chimera Special Holding LLC, a Delaware limited liability company
CIM RR 2009-07 LLC, a Delaware limited liability company
Chimera RMBS Securities LLC, a Delaware limited liability company
Funding Depositor LLC, a Delaware limited liability company
Plaza Revolving Depositor LLC, a Delaware limited liability company
Liberty Revolving Depositor LLC, a Delaware limited liability company
Greenwich Revolving Depositor LLC, a Delaware limited liability company
Bryant Park Revolving Depositor LLC, a Delaware limited liability company
Anacostia LLC, a Delaware limited liability company
Anacostia Investment I LLC, a Delaware limited liability company
East Potomac I LLC, a Delaware limited liability company
East Potomac II LLC, a Delaware limited liability company
Hains Point, LLC, a Delaware limited liability company
CIM 2018-NR1 LLC, a Delaware limited liability company
REO 2016-FRE1 LLC, a Delaware limited liability company
Chimera REO 2018-NR1 LLC, a Delaware limited liability company